EXHIBIT 10.1

LETTER OF INTENT
DATED MAY 12, 2015

This Letter of Intent ("LOI") dated effective as of May 12, 2015 at 7:00 a.m. Mountain Time (the "Effective Time"), sets forth and expresses the intent of the parties to enter into this Letter of Intent and hereby evidence their intent to negotiate a definitive Purchase and Sale Agreement for the acquisition by T-REX Oil Inc. ("T-Rex" or "Purchaser" from Davis Family Investments Corp and Schneider Consulting LLC as collective as agents for Black Hill Resources LLC, a Texas Limited Liability Company with an address at #751 Palisades Ave. Drawer 2083 Teaneck, New Jersey 07666 (collectively, "Black Hill" or " Seller") of certain oil and gas interests (the "Assets") described herein.

Recitals

A. Black Hill owns certain rights and interests in and to 16,100 net mineral acres located in Daniels County, Montana comprised of 36 leases with approximately 24 months life remaining with a net revenue interest (NRI) of 80 percent with the right to renew for three years for $50.00 per acre. (the "Assets" as described in Exhibit A attached hereto and made a part hereof.

B. Black Hill desires to sell and assign to T-Rex, and T-Rex desires to purchase and acquire from Black Hill, the Assets in accordance with the terms and conditions hereof.

C. T-Rex is a Colorado public company reporting under the 1933 Securities Act.

Conditions and Terms

1. Pre-Closing Activities: Conditions Precedent. The parties shall negotiate and enter into a Purchase and Sale Agreement no later than May 25, 2015. Prior to entering into this agreement Black Hill will not change or amend any terms, conditions or provisions of the mineral interest listed on Exhibit A. Davis Family Investments Corp. will introduce and disclose to Purchaser the name or names of investment banking firms that would be interested in making or participating in an offering of securities of Purchaser. Purchaser shall enter into a non circumvention agreement with Davis Family Investments Corp. relative to any brokerage firms that will be identified as possible investment bankers for Purchaser. The name of such institutions shall be disclosed on or before the time of the execution of the Purchase and Sale Agreement.

2. Exclusivity Period. During the term of this Letter of Intent, Seller and Purchaser agree that they will not conduct discussions or negotiations or commit to any transaction involving the interest described herein other than the transaction contemplated hereby

prior to July 15, 2015 and further agree that any currently pending discussions or negotiations shall be terminated during the period of this Letter of Intent.

3. Economic Conditions of the Transaction. At the Closing, Purchaser will purchase the interest on Exhibit A, for a purchase price of Seven Million Dollars ($7,000,000.00) payable as follows:
    a. Two million in cash.
    b. Three million Five hundred thousand in a promissory note to mature 1 year from the Closing.
    c. $1,500,000 by issuance of 750,000 warrants to purchase 750,000 shares of common stock of Purchaser with an exercise price of one cent per share. The warrants shall be issued directly to Davis Family Investments Corp and Schneider Consulting equally as consultants to buyer and seller for services rendered relative to the acquisition contemplated herein.

4. Purchase and Sale Agreement. Unless extended by the mutual agreement of the parties, the purchase under the Purchase and Sale Agreement will close not later than July 15, 2015. Seller shall furnish satisfactory evidence of title to Purchaser not later than July 1, 2015. Purchaser and Seller agree to negotiate in good faith to enter into the Definitive Purchase and Sale Agreement which shall contain customary representations and warranties. Seller or their Agent agree to introduce T-Rex to an investment banking firm who will agree to join forces with T-Rex's existing investment banking firm, Oberon Securities in a secondary offering of T-Rex's common stock in the fourth quarter of 2015. It is understood that T-Rex will upon execution of the Purchase and Sale Agreement commence the normal and customary due diligence of the interest subject to the sale. Seller agrees to provide the Purchaser and their agents and representatives with any and all due diligence data and documents requested, including but not limited to , title information, geological, geophysical and geological evaluations, reservoir models, studies or estimates or geological prospect write-ups or descriptions. Seller will not be held responsible on any project for the project projections of IP rates or reserve calculations.

5. Fees and Expenses. Each party will bear its own fees and expenses incurred in connection with the transaction.

6. Confidentiality. Except as and to the extent required by law and rules and regulations of the Securities and Exchange Commission, no party will disclose or use and will direct its representatives not to disclose or use any information with respect to the transaction contemplated herein, without the consent of the other party.

7. Governing Law. All agreements shall be governed by the laws of the State of Colorado.

8. Title. Title to the mineral assets shall be free and clear of liens and encumbrances except as contained in the leases.

9. Non-binding Letter of Intent. Other than the agreement to negotiate in good faith and the provisions of Section 6 above the matters set forth in this Letter of Intent constitute an expression of our mutual intention only and do not constitute a binding agreement amount the parties with respect to the proposed transaction or otherwise. Any such binding agreement would only arise as a result of the negotiation, execution and delivery of a written Purchase and Sale Agreement as contemplated hereby having terms and conditions satisfactory to the parties to such agreement.

10. Termination. This Letter of Intent may be terminated without penalty on or before June 15, 2015 should the parties fail, after good faith negotiations, to reach a final Definitive Purchase and Sale Agreement.

This Letter of Intent is hereby acknowledged and agreed to as of the date first above written.

Seller: Black Hill Resources LLC
Agent for the Seller

By_/s/Ronald D. Rotstein______________
Name: Davis Family Invest Corp
Title Managing Director

Purchaser: T-Rex Oil Inc.

By__/s/ Donald Walford_______________
Name: Donald Walford
Title: CEO

Davis Family Investments Corp.

By__/s/ Ronald D. Rotstein____________
Name Ronald D. Rotstein
Title: Managing Director

Schneider Consulting

By__/s/ Marc Schneider_______________
Name
Title:

EXHIBIT A

Exhibit "A"

ATTACHED HERETO AND MADE A PART OF THAT CERTAIN ASSIGNMENT DATED __________, 2015
BY AND BETWEEN __________, ASSIGNOR AND __________, ASSIGNEE

LEASE NO.	LESSOR	LESSEE	LEASE DATE	COUNTY	STATE	LEGAL DESCRIPTION	[illegible]
[illegible]	[illegible]	Bedrock Oil & Gas, LLC	[illegible]	Daniels	MT	Township 29 North, Range 46 East of the Montana Principal Meridian; Section 1: [illegible]; Section 2: [illegible]; Section 10: [illegible]; Section 11: [illegible]; Section 12: [illegible]; Section 13: [illegible]; Section 14: [illegible]; Section 15: [illegible]; Section 21: [illegible]; Section 22: [illegible]; Section 23: [illegible]; Township [illegible] North, Range 47 East of the Montana Principal Meridian; Section 7: [illegible]; Section 18: [illegible]	[illegible]
[illegible]	[illegible]	Bedrock Oil & Gas, LLC	[illegible]	Daniels	MT	Township 29 North, Range 46 East of the Montana Principal Meridian; Section 1: [illegible]; Section 2: [illegible]; Section 10: [illegible]; Section 11: [illegible]; Section 12: [illegible]; Section 13: [illegible]; Section 14: [illegible]; Section 15: [illegible]; Section 21: [illegible]; Section 22: [illegible]; Section 23: [illegible]; Township [illegible] North, Range 47 East of the Montana Principal Meridian; Section 7: [illegible]; Section 18: [illegible]	[illegible]
[illegible]	[illegible]	Bedrock Oil & Gas, LLC	[illegible]	Daniels	MT	Township 29 North, Range 46 East of the Montana Principal Meridian; Section 1: [illegible]; Section 2: [illegible]; Section 10: [illegible]; Section 11: [illegible]; Section 12: [illegible]; Section 13: [illegible]; Section 14: [illegible]; Section 15: [illegible]; Section 21: [illegible]; Section 22: [illegible]; Section 23: [illegible]; Township [illegible] North, Range 47 East of the Montana Principal Meridian; Section 7: [illegible]; Section 18: [illegible]	[illegible]
[illegible]	[illegible]	Bedrock Oil & Gas, LLC	[illegible]	Daniels	MT	Township 29 North, Range 46 East of the Montana Principal Meridian; Section 1: [illegible]; Section 2: [illegible]; Section 10: [illegible]; Section 11: [illegible]; Section 12: [illegible]; Section 13: [illegible]; Section 14: [illegible]; Section 15: [illegible]; Section 21: [illegible]; Section 22: [illegible]; Section 23: [illegible]; Township [illegible] North, Range 47 East of the Montana Principal Meridian; Section 7: [illegible]; Section 18: [illegible]	[illegible]
[illegible]	[illegible]	Bedrock Oil & Gas, LLC	[illegible]	Daniels	MT	[illegible]	[illegible]
[illegible]	[illegible]	Bedrock Oil & Gas, LLC	[illegible]	Daniels	MT	[illegible]	[illegible]
[illegible]	[illegible]	Bedrock Oil & Gas, LLC	[illegible]	Daniels	MT	[illegible]	[illegible]
[illegible]	[illegible]	Bedrock Oil & Gas, LLC	[illegible]	Daniels	MT	[illegible]	[illegible]

EXHIBIT "A"

[illegible] 2013.

[illegible]

LEASE NO.	LESSOR	LESSEE	LEASE DATE	COUNTY	STATE	LEGAL DESCRIPTION	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	MT	Township [illegible] North, Range [illegible] East of the Montana Principal Meridian Section [illegible] Township [illegible] Section [illegible] Township [illegible] Section [illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	MT	Township [illegible] North, Range [illegible] East of the Montana Principal Meridian Section [illegible] Township [illegible] Section [illegible] Township [illegible] Section [illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	MT	Township [illegible] North, Range [illegible] East of the Montana Principal Meridian Section [illegible] Township [illegible] Section [illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	MT	Township [illegible] North, Range [illegible] East of the Montana Principal Meridian Section [illegible] Township [illegible] Section [illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	MT	Township [illegible] North, Range [illegible] East of the Montana Principal Meridian Section [illegible] Township [illegible] Section [illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	MT	Township [illegible] North, Range [illegible] East of the Montana Principal Meridian Section [illegible] Township [illegible] Section [illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	MT	Township [illegible] North, Range [illegible] East of the Montana Principal Meridian Section [illegible] Township [illegible] Section [illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	MT	Township [illegible] North, Range [illegible] East of the Montana Principal Meridian Section [illegible] Township [illegible] Section [illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	MT	Township [illegible] North, Range [illegible] East of the Montana Principal Meridian Section [illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	MT	Township [illegible] North, Range [illegible] East of the Montana Principal Meridian Section [illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	MT	Township [illegible] North, Range [illegible] East of the Montana Principal Meridian Section [illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	MT	Township [illegible] North, Range [illegible] East of the Montana Principal Meridian Section [illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	MT	Township [illegible] North, Range [illegible] East of the Montana Principal Meridian Section [illegible] Township [illegible] Section [illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	Township [illegible] North, Range [illegible] East of the Montana Principal Meridian Section [illegible] Township [illegible] Section [illegible]	[illegible]

Exhibit [illegible]

ATTACHED TO AND MADE A PART OF THAT CERTAIN ASSIGNMENT DATED ____________, 20[illegible], BY AND BETWEEN ____________, ASSIGNOR, AND ____________, ASSIGNEE

LEASE NO.	LESSOR	LESSEE	LEASE DATE	COUNTY	STATE	LEGAL DESCRIPTION	RECORDING / REFERENCE
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	MT	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	MT	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	MT	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	MT	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	MT	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	MT	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	MT	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	MT	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	MT	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	MT	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	MT	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	MT	[illegible]	[illegible]